UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2004



                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


               000-32249                                98-0222013
        (Commission File Number)              (IRS Employer Identification No.)


309 E. COMMERCIAL STREET, POMONA, CALIFORNIA              91767
     (principal executive offices)                      (Zip Code)



                                 (909) 623-2502

              (Registrant's telephone number, including area code)

            8513 Rochester Avenue, Rancho Cucamonga, California 91730
                  (former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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THIS  CURRENT  REPORT  ON  FORM  8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S
INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 1.01    ENTRY INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Entech Environmental Technologies, Inc. (the "Registrant") has entered into an agreement with Sears, Inc., to install household appliances, such as hot water heaters, garbage disposals, window air conditioning units, etc. The initial service area will include 32 stores and approximately 1,000 square miles. The Registrant anticipates expansion in both geographic area and customer base.

     The amount of consideration for the Registrant's services pursuant to the agreement was determined following negotiations between the Registrant and Sears, Inc. and will be set forth in the definitive agreement to be executed between the Registrant and Sears, Inc.

     Settlements. In an attempt to restructure the Registrant's obligations, the Registrant has executed various settlement agreements as follows:

     In August and September 2004, the Registrant settled obligations with certain of the Registrant's officers and employees by converting debt owed by the Registrant in exchange for shares of the Registrant's common stock as shown on the below-described table:

      NAME                AMOUNT OF DEBT       NUMBER OF SHARES ISSUED
Douglas L. Parker        $    513,265.00                513,265
James R. Christ                43,750.00                 43,750
Burr Northrop                 783,524.33                783,524
Bret Covey                    413,333.33                413,333
Robert K. Christie            333,333.33                333,333
Barbara Tainter                47,500.00                 47,500
Don St. Clair                  17,500.00                 33,869
                         ---------------       ----------------
Total                    $  2,152,205.99              2,168,574
                         ===============       ================

     As part of the same settlement, the Registrant and Mr. Christie agreed that an existing put and call with respect to 2,500,000 shares of the Registrant's common stock held by Mr. Christie would terminate. As part of the agreement, Mr. Christie was permitted to retain his 2,500,000 shares of the Registrant's common stock, separate from the 2,500,000 shares of common stock previously issued. Mr. Christie also agreed to pay a certain promissory note executed by the Registrant with respect to a Cadillac Escalade having a then unpaid balance of $23,531 in favor of General Motors Acceptance Corporation.

     As a part of the settlement agreement, all employment agreements between the Registrant and Messrs. Parker, Christ, Northrop, Covey, and Christie, and Ms. Tainter terminated. Moreover, as specified in the agreement, the Registrant owed Mr. Covey the sum of $68,000 in equipment loans. Mr. Covey had the title to the equipment subject to the loans, which the Registrant no longer used and which the Registrant conveyed to Mr. Covey, in exchange for the cancellation of the debt.

     In consideration for the agreement, Messrs. Parker, Christ, Northrop, Covey, Christie, and Ms. Tainter released the Registrant from any and all causes of action and claims whatsoever relating or pertaining to any event or agreement before the date of the agreement.

     On September 1, 2004, the Registrant and San Diego Torrey Hills Capital, Inc. settled a claim of $200,000, in exchange for a cash payment of $55,000 and 500,000 shares of the Registrant's common stock. The claim arose


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as  a result of a loan of $200,000 by San Diego Torrey Hills Capital for working capital purposes. The shares to be issued to San Diego Torrey Hills Capital will not be registered and shall be subject to restrictions on the transfer thereof. However, the shares are subject to "piggyback" registration rights.

     On September 23, 2004, in consideration of a cash payment in the amount of $12,000 and the distribution of 225,000 shares of the Registrant's common stock to Norman T. Reynolds, Esq., our attorney, the Registrant settled a debt for legal services rendered through August 30, 2004. The shares to be issued to Mr. Reynolds will be registered under a registration statement on Form S-8.

     On September 21, 2004, in consideration of a cash payment in the amount of $2,500 and the distribution of 75,000 shares of the Registrant's common stock to Stonegate Securities, the Registrant settled a debt for investment banking services rendered through August 30, 2004. The shares to be issued to Stonegate Securities will be registered under a registration statement on Form S-8.

     On September 21, 2004, in consideration of a cash payment in the amount of $27,125 to Russell Bedford Stefanou Mirchandani LLP, the Registrant settled a debt for accounting services rendered through August 30, 2004.

     On September 1, 2004, in consideration of the distribution of 350,000 shares of the Registrant's common stock to Windstone Capital, the Registrant settled a debt for investment banking services rendered through September 1, 2004. The shares to be issued to Windstone Capital will not be registered and shall be subject to restrictions on the transfer thereof. However, the shares are subject to "piggyback" registration rights.

     On September 30, 2004, in consideration of the distribution of 400,000 shares of the Registrant's common stock to Birch Advisors, Ltd., the Registrant settled a debt for investment banking services rendered through August 30, 2004. The shares to be issued to Birch Advisors, Ltd. will not be registered and shall be subject to restrictions on the transfer thereof.

     On September 30, 2004, in consideration of the distribution of 72,000 shares of the Registrant's common stock to Gerald Foster, the Registrant settled a debt for investment banking services rendered through August 30, 2004. The shares to be issued to Mr. Foster will not be registered and shall be subject to restrictions on the transfer thereof.

     On September 30, 2004, in consideration of a cash payment in the amount of $900 and the distribution of 33,869 shares of the Registrant's common stock to Donald G. St. Clair, CPA, the Registrant settled a debt for accounting services rendered through August 30, 2004. The shares to be issued to Mr. St. Clair will not be registered and shall be subject to restrictions on the transfer thereof.

     On September 29, 2004, the Registrant and Mr. Christie executed an Escrow Agreement, whereby Mr. Christie agreed to place into escrow 2,500,000 shares of his common stock until December 31, 2004 or until such time as the Registrant's board of directors has deemed in their sole discretion and good faith judgment that Mr. Christie has cooperated fully with the Registrant in the proceedings to liquidate all aspects of the business and operations of Christie-Petersen
Development,  whichever  is  the  later.

ITEM  1.03     BANKRUPTCY  OR  RECEIVERSHIP.

     On September 30, 2004, the Registrant formally filed voluntary bankruptcy petitions for its wholly-owned subsidiaries, Christie Peterson Development ("CPI") and Advanced Fuel Filtration Systems, Inc. ("AFFS") in Los Angeles County, California under Chapter 7 of the U.S. Bankruptcy Code. The petition numbers are LA04-30910BB and LA04-30908BB.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On September 20, 2004, an "E" was appended to the Registrant's trading symbol due to the Registrant's failure to timely file its Quarterly Report on Form 10-QSB for the period ended June 30, 2004. The OTCBB also informed the Registrant that it had until October 14, 2004 to demonstrate compliance with the


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OTCBB  requirement  to  file  all reports required by Section 13 or 15(d) of the
Exchange  Act  or  its  securities  would  be  delisted  from  the  OTCBB.

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     In June 2004, the Registrant issued an aggregate of 918,334 shares of common stock to various investors in a private placement offering for $1,450,001 in total proceeds, net of costs and fees. The Registrant issued the shares in reliance on Section 4(2) of the Securities Act.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

     Steven D. Rosenthal resigned as officer and director of the Registrant on August 11, 2004. Robert Christie resigned as officer and director of the Registrant on August 13, 2004. Bret Covey resigned as officer and director of the Registrant on August 13, 2004. In addition, Ned Link resigned as director of the Registrant on July 29, 2004, and Barbara Tainter resigned as chief financial officer of the Registrant on July 1, 2004. In addition, on August 16, 2004, William F. Greene resigned as an officer of the Registrant. The resignations of Messrs. Rosenthal, Christie, Covey, Link and that of Ms. Tainter did not result from a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     On August 4, 2004, Burr Northrop and Douglas F. Parker became co-presidents of the Registrant and remained on the board. On September 28, 2004, Terence Leong was elected to the Registrant's board of directors. On September 28, 2004, Mr. Parker resigned as an officer of the Registrant and Mr. Northrop became president. The resignation of Mr. Parker did not result from a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     On September 28, 2004, Mr. Northrop was elected the chief financial officer of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 2004                 ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.


                                        By /s/ Burr Northrop
                                          --------------------------------------
                                          Burr Northrop, President


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